UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2005

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

(925) 924-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2005 and effective as of such date, the Board of Directors of Polycom, Inc. amended the Company’s bylaws to add language (i) regarding actions permitted by electronic transmission, including board actions by written consent without a meeting, the submission of a written proxy by electronic transmission, and notice by electronic transmission, (ii) to update the bylaws for compliance with changes in Delaware law, the Marketplace Rules of the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002, as amended, and (iii) to make other clarifying changes. The Amended and Restated Bylaws of Polycom, Inc., as amended effective August 3, 2005, are filed herewith as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

3.2 Amended and Restated Bylaws of the Company, as amended effective August 3, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLYCOM, INC.

By:	/s/ MICHAEL R. KOUREY
Michael R. Kourey
Senior Vice President, Finance and Administration and Chief Financial Officer

Date: August 5, 2005

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EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of the Company, as amended effective August 3, 2005.

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